SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 15, 2008
Date of Report

April 8, 2008
(Date of earliest event reported)

SILICON SOUTH, INC.
(Exact name of registrant as specified in its charter)

Nevada                                            000-51906                                            77-0458478
(State or other jurisdiction                      (Commission File Number)                     (IRS Employer
         of incorporation)                                                                                                      Identification No.)

251 Jeanell Dr., Suite 3, Carson City, NV 89703
(Address of principal executive offices, including zip code)

702-234-4148
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act
[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                       Other Events

On April 8, 2008, the Company entered into a non-binding letter of intent with Cumberland Continental Corp. for the purchase of five United States patents for industrial equipment location and remote monitoring applications.  Purchase price will be $214,446.44 with the purchase contingent upon the parties entering a definitive agreement.  The parties have agreed to a sixty (60) day exclusivity period regarding the transaction.

Item 9.01                       Financial Statements and Exhibits.

The following exhibits are included with this report on Form 8-K.

Exhibit Number                   Title

10.01                          Letter of Intent

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILICON SOUTH, INC.

Date: April 15, 2008                                                                                                                            By:/s/ Zagros Shahvaran
                                                                                       Zagros Shahvaran
                                               President and Chief Executive Officer